UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period:January 2006

Independence Air, Inc.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	See below	See below
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Detail of Other Operational Expense	MOR-2 (CON'T)	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' January 2006 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

David W. Asai	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period:January 2006
Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.

			BANK ACCOUNTS			CURRENT MONTH	CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	RESTRICTED CASH	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$28,226,599	$1,664,822	$7,399,830	$20,786,381	$301,022	$58,378,653	$51,910,064

RECEIPTS
FLYi Sales	1,074,704				54,349	1,129,053	56,776,430
Charter	6,769					6,769	208,955
A319 Related Credits	0					0	134,000
Account Transfers	4,437,467	8,953,339	59,000	0		13,449,806	44,502,464
Other	789,699		33,502			823,201	2,829,204

TOTAL RECEIPTS	6,308,639	8,953,339	92,502	0	54,349	15,408,829	104,451,053

DISBURSEMENTS
AP	2,105,666					2,105,666	5,411,266
Payroll Account	8,953,339	3,919,392				12,872,731	35,918,972
Payroll Taxes	2,213,700					2,213,700	6,407,525
9/11, PAX Screening, & Excise Taxes	2,142,416					2,142,416	9,096,410
Benefits	1,813,521					1,813,521	5,331,604
Insurance	26,373					26,373	322,435
Fuel	257,854					257,854	14,819,040
Power by the Hour / Reserves	0					0	717,684
Aircraft Payments/Settlements	195,000					195,000	195,000
A319 Purchase Deposits	0					0	0
MWAA	1,715,500					1,715,500	4,400,482
CLC	48,275					48,275	407,642
FLYi, Inc	0					0	0
GE holdover rents settlement	0					0	0
GE Loan	0					0	0
Trident/BAE loans	0					0	0
BK professional fees	161,169					161,169	161,169
Security costs	5,850					5,850	5,850
Shipping	185,849					185,849	185,849
Other close fees	14,770					14,770	14,770
Engine changes	248,957					248,957	248,957
GKV Advertising	0					0	0
Upstream	40,806					40,806	269,479
Bombardier	0					0	0
Account Transfers	59,000	2,685,249	1,099,554	686,167	7,652	4,537,621	25,501,577
Other	273,131			1,103,557	48	1,376,736	3,120,718

TOTAL DISBURSEMENTS	20,461,176	6,604,640	1,099,554	1,789,724	7,700	29,962,794	112,536,429

NET CASH FLOW	(14,152,537)	2,348,698	(1,007,052)	(1,789,724)	46,649	(14,553,965)	(8,085,376)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$14,074,062	$4,013,521	$6,392,778	$18,996,657	$347,671	$43,824,688	$43,824,688

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$ 29,962,794
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 29,962,794
FORM MOR-1
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period:January 2006
Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Operating revenue
Passenger	$3,631,039	$47,118,862
FIM/pricing adjustments	-	-
Adjusted passenger revenue	3,631,039	47,118,862

Freight and mail	-	-
ID passenger	-	(968)
Charter	-	91,694
Inflight Sales	-	74,836
Other revenue	212,533	2,613,754
Total other revenue	212,533	2,779,316

Total operating revenues	3,843,572	49,898,178
OPERATING EXPENSES
Operating expenses
Insider Compensation*		244,296
Wages	4,438,938	15,768,727
Fringes and benefits	1,706,406	5,367,169
Profit sharing	-	-
Aircraft fuel	1,424,233	19,867,524
Aircraft maintenance and materials	663,527	4,253,553
Aircraft rentals	-	11,667,148
Traffic commissions	(170,998)	656,785
CRS fees	75,254	450,242
Facilities rents	2,785,884	8,102,996
Landing fees	137,996	1,781,899
Depreciation and amortization	516,594	3,016,379
Other (schedule attached to MOR2CONT)	1,620,058	5,858,790
Impairment of long-lived assets	-	-
Loss on sale of aircraft	-	-
Retirement and restructuring charge (See note on MOR-3)	(7,120,412)	(1,953,381)
Total operating expense	6,077,480	75,082,127

Net operating income (loss)	(2,233,908)	(25,183,949)
Net Profit (Loss) Before Other Income & Expenses	(2,233,908)	(25,183,949)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(256,892)	(865,980)
Interest expense	(873,996)	(471,690)
Government compensation	-	-
Other misc	27	3,774
Total other (income) expense	(1,130,861)	(1,333,896)
Net Profit (Loss) Before Reorganization Items	(1,103,047)	(23,850,053)
REORGANIZATION ITEMS
Professional Fees	248,638	2,437,138
U. S. Trustee Quarterly Fees		0
Interest Earned on Accumulated Cash from Chapter 11		0
Gain (Loss) from Sale of Equipment		922
Other Reorganization Expenses (attach schedule)		0
Total Reorganization Expenses	248,638	2,438,060
Income Taxes		20,067
Net Profit (Loss)	($1,351,685)	($26,308,180)
*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-2
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period:January 2006

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date

Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	$19,446	$558,031
Advertising	(163,829)	(1,319,708)
Glycol	(134,004)	(442,248)
Property taxes	190,000	473,120
Bussing	-	-
Hull insurance	12,694	247,260
Passenger supplies	1,581	51,651
Travel	(50,500)	95,527
Telecommunications	37,353	480,630
Passenger insurance	57,975	537,217
Passenger screening	(6,477)	290,718
Ground handling	172,630	609,916
Ground property equipment	5,859	63,536
Law enforcement	623	36,506
Beverage service	6,692	110,632
Liquor service	-	26,537
Reproduction expenses	14,144	124,825
Publicity	2,464	8,762
Uniforms	15,164	29,848
Office supplies	1,753	8,900
Moving	-	-
Miscellaneous	(257,167)	144,432
Legal	60,445	68,476
Accounting	(177,329)	(93,332)
Software rental / MIS	25,005	217,142
Directors fees	6,250	51,500
Additional services	226,695	544,073
Other insurance	226,319	505,149
Training	2,958	625,083
Bad debt	23,248	73,755
Passenger claims	29,798	262,275
Parking	78,953	193,212
Utilities	17,311	54,128
Freight	229,470	260,787
Recruiting	-	-
Company Events	-	129
Misc other	-	-
Gain/Loss on Assets	912,196	912,196
Corporate filing fees	32,339	48,126

Total other operating expenses	$1,620,058	$5,858,790

		FORM MOR-2 (CON'T)
		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period:January 2006

Independence Air, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$14,710,316	$8,438,993.84
Short term investments	6,300,000	20,581,561
Restricted cash	11,357,330	36,274,680
Accounts receivable, net	94,846,512	15,773,490
Expendable parts and fuel inventory, net	1,610,454	14,467,877
Prepaid expenses and other current assets	11,582,897	36,787,106
Assets held for sale	-	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$140,407,508	$132,323,705
OTHER ASSETS
Restricted Cash	$17,925,791	$20,455,434
Long term investments	-	-
Property and equip., net of depreciation	27,960,754	161,493,590
Intangible assets, net of accumulated amortization	-	170,625
Debt issuance costs, net of accumulated amortization	-	4,518,707
Aircraft deposits	21,912,000	22,412,000
Long Term deferred tax asset	-	-
Other assets	1,855,933	7,685,603
TOTAL OTHER ASSETS	$69,654,478	$216,735,959

TOTAL ASSETS	$210,061,986	$349,059,665

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$5,811,885	$0
Notes payable		-
Air traffic liability	2,337,939	-
Accrued liabilities	4,740,510	-
Deferred revenue current		-
Long-term debt, less current portion		-
Intercompany Loan Payable		-
Capital lease obligations, less current portion		-
Deferred credits, net		-
Deferred tax liability		-
Other Long Term Liabilities		-
Amounts Due to Insiders*	36,000	-
TOTAL POSTPETITION LIABILITIES	$12,926,334	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	3,016,675	168,649,600
Priority Debt	447,025	3,173,302
Unsecured Debt	420,014,418	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	36,106,328	121,659,469
TOTAL PRE-PETITION LIABILITIES	$459,584,445	$610,687,054

TOTAL LIABILITIES (See note below)	$472,510,780	$610,687,054
OWNER EQUITY
Capital Stock	-	-
Additional Paid-In Capital	-	-
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	-	-
Retained Earnings (Deficit) - Pre-Petition	(243,575,613)	(269,062,389)
Retained Earnings (Deficit) - Postpetition	($26,308,180)	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)		-
NET OWNER EQUITY	($262,448,793)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$210,061,986	$349,059,665
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

Note:   The Liabilities above do not include (i) any amounts associated with liability for aircraft for the period from the Petition Date through Jan. 5, 2006 or (ii) any estimated amounts for claims related to the Debtors' rejection of operating and aircraft leases or other agreements.    In addition, the Liabilities Subject to Compromise (Pre-Petition) above do not include the asserted secured liability associated with returned aircraft and aircraft equipment.  A corresponding reduction has been made to the Other  Assets  (Property and equip., net of depreciation) above in recognition of the returned aircraft and aircraft equipment.

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period:January 2006
Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	303,130	1,077,005	807,840	*	*	572,295
FICA-Employer & Employee	518,663	1,385,913	1,089,161			815,415
Unemployment	32,289	40,898	0			73,187
Income	0					0
Other:_________________	0					0
Total Federal Taxes	854,082	2,503,816	1,897,001			1,460,897
State and Local
Withholding	106,380	416,079	309,356			213,103
Sales	0					0
Excise	0					0
Unemployment	20,712	173,760	9,304			185,168
Real Property	0					0
Personal Property	272,140	190,000	126,385			335,755
Corporate	19,006					19,006
Municipal income taxes	8,454	2,595	3,602			7,447
Total State and Local	426,692	782,434	448,647			760,479

Total Taxes	1,280,774	3,286,250	2,345,648			2,221,376

All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.

* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS
Aged listing of accounts payable is available upon request.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1,418,928	1,923,050	661,905	98,064	0	4,101,947
Wages Payable	351,194					351,194
Taxes Payable	2,221,376					2,221,376
Rent/Leases-Buildings, Airports, etc	371,373	498,536	686,868	153,160	0	1,709,938
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*	36,000					36,000
Other:__________________________						0
Other:__________________________						0
Total Postpetition Debts	4,398,871	2,421,586	1,348,774	251,224	0	8,420,455

Explain how and when the Debtor intends to pay any past-due postpetition debts.

The debtor continues to reconcile certain post-petition expenses and anticipates paying certain post-petition obligations in due course or pursuant to the terms of a Chapter 11 plan.

*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)
In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period:January 2006

Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	393,551
+ Amounts billed during the period	237,479
- Amounts collected during the period	-50,340
Total Accounts Receivable at the end of the reporting period	580,690

Accounts Receivable Aging	Amount
0 - 30 days old	285,413
31 - 60 days old	3,705
61 - 90 days old	125,377
91+ days old	166,195
Total Accounts Receivable	580,690
Amount considered uncollectible (Bad Debt)	100,000	(estimate)
Accounts Receivable (Net)	480,690

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	x
*FLYi, Inc. et. al. received court authority to continue utilizing their existing bank accounts.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.		x
*IL Sales & Use tax return - due on 2/20/06, filed zero return on 2/21/06.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x

FORM MOR-5
(9/99)